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                                  EXHIBIT 10.9A

                 GUARANTY AGREEMENT FOR $40,000,000 SENIOR NOTES


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         EXHIBIT 10.9A GUARANTY AGREEMENT FOR $40,000,000 SENIOR NOTES

================================================================================


                               Guaranty Agreement

                           Dated as of August 1, 1995


                                       By


                             The Entities Listed on
                           the Signature Page Hereto


                                      Re:


                         $40,000,000 7.20% Senior Notes
                               Due August 8, 2005

                                       of
                             Williams-Sonoma, Inc.

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                               GUARANTY AGREEMENT

                                       Re:

                         $40,000,000 7.20% Senior Notes
                               Due August 8, 2005
                                       of
                              Williams-Sonoma, Inc.

         Guaranty Agreement dated as of August 1, 1995 by the entities listed on the signature page attached hereto, (each, a "Guaranteeing Subsidiary" and collectively, the "Guaranteeing Subsidiaries").

                                    Recitals:

            A. Williams-Sonoma, Inc., a California corporation (the "Company"), is presently the direct owner of 100% of the issued and outstanding shares of capital stock of each Guaranteeing Subsidiary.

            B. In order to repay certain indebtedness and for other general corporate purposes, the Company is entering into a Note Agreement dated as of August 1, 1995 (the "Note Agreement") between the Company and the purchasers named on Schedule I attached to said Note Agreement (the "Purchasers"), providing for, among other things, the issue and sale by the Company of its 7.20% Senior Notes, Due August 8, 2005 to be issued in an aggregate principal amount equal to $40,000,000 (the "Notes"). The Purchasers whose names are entered into the Note Register pursuant to Section 9.1 of the Note Agreement as the owner or holder of one or more Notes is hereinafter referred to individually as a "Noteholder" and collectively as the "Noteholders".

            C. The Purchasers have required as a further condition of their purchase of the Notes that the Guaranteeing Subsidiaries enter into this Guaranty as security for the Notes and the Guaranteeing Subsidiaries, by reason of their interest in the repayment by the Company of certain indebtedness incurred and in order to induce the Purchasers to purchase the Notes thereunder and thereby provide the Company with funds to repay such indebtedness and for other general corporate purposes, have agreed to execute this Guaranty.


         NOW, Therefore, in consideration of the premises and for the purpose of inducing the purchase and acceptance of the Notes by the Purchasers and in further consideration of the sum of Ten Dollars ($10.00) paid to each Guaranteeing Subsidiary by the Purchasers, the receipt whereof is hereby acknowledged, each Guaranteeing Subsidiary does hereby covenant and agree as follows:

Section 1.               DEFINITIONS.

         Except as set forth below and unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned thereto in the Note Agreement or as hereinafter set forth and such definitions shall be equally applicable to both the singular and plural forms of any of the terms so defined.

         For the purposes of this Guaranty, "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the subject Guaranteeing Subsidiary to perform its obligations under this Guaranty, or (c) the validity or enforceability of this Guaranty.

Section 2.               GUARANTY OF NOTES AND NOTE AGREEMENT.

         (a) Subject to SECTION 2(b) below, each Guaranteeing Subsidiary does hereby irrevocably, absolutely and unconditionally guarantee unto the Noteholders (1) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Agreement, and (3) the full and prompt payment, upon demand by any Noteholder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the enforcement of any right or privilege under the Notes or the Note Agreement or in the enforcement of any rights, privileges or liabilities under this Guaranty or in any consultation or action in connection therewith or herewith.

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         (b)     The obligations of any Guaranteeing Subsidiary hereunder shall be limited to the lesser of (i) the obligations of the Company guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent such Guaranteeing Subsidiary (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of such Guaranteeing Subsidiary, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

SECTION 3.               GUARANTY OF PAYMENT AND PERFORMANCE.

         This is a guaranty of payment and performance and each Guaranteeing Subsidiary hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Agreement be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Noteholder may, at its option, proceed hereunder against any Guaranteeing Subsidiary in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company, any other Guaranteeing Subsidiary or any other person and without first resorting to any direct or indirect security for the Notes, or for this Guaranty or any other remedy. The liability of each Guaranteeing Subsidiary hereunder shall in no way be affected or impaired by any acceptance by any Noteholder of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company, any other Guaranteeing Subsidiary or any other person to any Noteholder or by any failure, delay, neglect or omission by the Noteholder to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Noteholder.

SECTION 4.               GENERAL PROVISIONS RELATING TO THE GUARANTY.

         (a) Each Guaranteeing Subsidiary hereby consents and agrees that any Noteholder or Noteholders from time to time, with or without any further notice to or assent from such Guaranteeing Subsidiary may, without in any manner affecting the liability of such Guaranteeing Subsidiary under this Guaranty, and upon such terms and conditions as any such Noteholder may deem advisable:



                 (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company, any other Guaranteeing Subsidiary or of any other person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any default with respect thereto, or waive, modify, amend or change any provision of any other instruments; or

                 (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company, any other Guaranteeing Subsidiary or of any other person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or

                 (3) settle, adjust or compromise any claim of the Company against any other person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

         Each Guaranteeing Subsidiary hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that each Guaranteeing Subsidiary shall at all times be bound by this Guaranty and remain liable hereunder.

           (b) Each Guaranteeing Subsidiary hereby waives, to the fullest extent permitted by law: (1) notice of acceptance of this Guaranty by the Noteholders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Noteholders upon this Guaranty (it being understood that every indebtedness, liability and obligation described in
SECTION 2(a) shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); (2) demand of payment by any Noteholder from the Company, any other Guaranteeing Subsidiary or any other person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (3) presentment for the payment by any Noteholder or any other person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Guaranteeing Subsidiaries. The obligations of each Guaranteeing Subsidiary under this Guaranty and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at



law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

         (c) The obligations of each Guaranteeing Subsidiary hereunder shall be binding upon such Guaranteeing Subsidiary and its successors and assigns, and shall remain in full force and effect irrespective of:

                 (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Agreement or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company, any other Guaranteeing Subsidiary or any other person on the Notes or under the Note Agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver the Note Agreement or to perform any of its obligations thereunder or the existence or continuance of any other person as a legal entity; or

                 (2) any default, failure or delay, willful or otherwise, in the performance by the Company, any other Guaranteeing Subsidiary or any other person of any obligations of any kind or character whatsoever of the Company, any other Guaranteeing Subsidiary or any other person (including, without limitation, the obligations and undertakings of the Company, any other Guaranteeing Subsidiary or any other person under the Notes or the Note Agreement); or

                 (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any other Guaranteeing Subsidiary or any other person or in respect of the property of the Company, any other Guaranteeing Subsidiary or any other person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company, any other Guaranteeing Subsidiary or any other person; or

                 (4) impossibility or illegality of performance on the part of the Company, any other Guaranteeing Subsidiary or any other person of its obligations under the Notes, the Note Agreement or any other instruments; or

                 (5) in respect of the Company, any other Guaranteeing Subsidiary or any other person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any other Guaranteeing Subsidiary or any other person, or other impossibility of performance through fire, explosion, accident,



         labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any other Guaranteeing Subsidiary or any other person and whether or not of the kind hereinbefore specified; or

                 (6) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

                 (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Agreement or any instrument relating thereto; or

                 (8) the failure of any Guaranteeing Subsidiary to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

                 (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guaranteeing Subsidiary of failure of the Company, any other Guaranteeing Subsidiary or any other person to keep and perform any obligation, covenant or agreement under the terms of the Notes or the Note Agreement or failure to resort for payment to the Company, any other Guaranteeing Subsidiary or to any other person or to any other guaranty or to any property, security, liens or other rights or remedies; or

                 (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Company, any other Guaranteeing Subsidiary or any other person, the renewal or extension of the Notes or amendments, modifications, consents or



         waivers with respect to the Notes or the Note Agreement, or the sale, release, substitution or exchange of any security for the Notes; or

                 (11) any defense whatsoever that the Company, any other Guaranteeing Subsidiary or any other person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment in cash thereof, or to the performance or observance of any of the provisions of the Note Agreement, whether through the satisfaction or purported satisfaction by the Company, any other Guaranteeing Subsidiary or any other person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

                 (12) any act or failure to act with regard to the Notes, the Note Agreement or anything which might vary the risk of any Guaranteeing Subsidiary; or

                 (13) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guaranteeing Subsidiary in respect of the obligations of such Guaranteeing Subsidiary under this Guaranty;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of each Guaranteeing Subsidiary shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreement, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under the terms of the Notes or the Note Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

                 (d) All rights of any Noteholder under this Guaranty may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to any Guaranteeing Subsidiary under this Guaranty or to the Company.



                 (e) To the extent of any payments made under this Guaranty, any Guaranteeing Subsidiary making such payment shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but any such Guaranteeing Subsidiary covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, each Guaranteeing Subsidiary agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by such Guaranteeing Subsidiary in accordance with the provisions of this Guaranty unless and until all of the Notes and all other sums due and payable under the Note Agreement have been fully paid and discharged.

                 (f) Each Guaranteeing Subsidiary agrees that to the extent the Company, any other Guaranteeing Subsidiary or any other person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to each Guaranteeing Subsidiary's obligations hereunder, as if said payment had not been made. The liability of each Guaranteeing Subsidiary hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other person.

                 (g) No Noteholder shall be under any obligation (1) to marshal any assets in favor of any Guaranteeing Subsidiary or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of any Guaranteeing Subsidiary hereunder or (2) to pursue any other remedy that any Guaranteeing Subsidiary may or may not be able to pursue itself and that may lighten such Guaranteeing Subsidiary's burden, or any right to which such Guaranteeing Subsidiary hereby expressly waives.

                 (h) The obligations of each Guaranteeing Subsidiary with respect to the guaranty and all other obligations under this Guaranty of such Guaranteeing Subsidiary are and shall continue to be direct and unsecured obligations of such Guaranteeing Subsidiary ranking pari passu as against the assets of such Guaranteeing Subsidiary and pari passu with all other present and future Indebtedness of such Guaranteeing Subsidiary which is not expressed to be subordinate or junior in rank to any other Indebtedness of such Guaranteeing Subsidiary (except



to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Agreement securing other Indebtedness insofar as such Indebtedness represents a prior claim in respect of the property or assets secured by such permitted Lien).

                 (i) Each Guaranteeing Subsidiary hereby waives all rights and defenses arising out of an election of remedies by the Noteholders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed such Guaranteeing Subsidiary's rights of subrogation and reimbursement against the Company by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

SECTION 5.               REPRESENTATIONS AND WARRANTIES OF THE GUARANTEEING
                         SUBSIDIARIES.

         Each Guaranteeing Subsidiary represents and warrants to you as follows:

                   (a) Subsidiaries. Such Guaranteeing Subsidiary has no subsidiaries.

                   (b) Corporate Organization and Authority. Such Guaranteeing Subsidiary:

                         (1) is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation;

                         (2) is in good standing under the laws of its jurisdiction of incorporation; and

                         (3) has all requisite power and authority to execute, deliver and perform this Guaranty.

                  (c) Pending Litigation. There are no proceedings pending or, to the knowledge of such Guaranteeing Subsidiary, threatened against or affecting such Guaranteeing Subsidiary in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined against such Guaranteeing Subsidiary, could reasonably be expected to have a Material Adverse Effect.

                  (d) Guaranty Is Legal and Authorized. The execution and delivery by such Guaranteeing Subsidiary of this Guaranty and compliance thereby with all of the provisions of this Guaranty will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any



         breach of any of the terms, conditions or provisions of, or constitute a default under the corporate charter or by-laws of such Guaranteeing Subsidiary or any indenture or other agreement or instrument to which such Guaranteeing Subsidiary is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of such Guaranteeing Subsidiary; and this Guaranty has been duly authorized by proper corporate action on the part of such Guaranteeing Subsidiary (no action by the stockholders of such Guaranteeing Subsidiary that has not been taken being required by law or by the corporate charter or by-laws of such Guaranteeing Subsidiary or otherwise), executed and delivered by such Guaranteeing Subsidiary, and this Guaranty constitutes the legal, valid and binding contract and agreement of such Guaranteeing Subsidiary enforceable in accordance with its terms.

                   (e) Guaranty to Rank Pari Passu. The obligations of such Guaranteeing Subsidiary with respect to the guaranty and all other obligations under this Guaranty of such Guaranteeing Subsidiary are direct and unsecured obligations of such Guaranteeing Subsidiary ranking pari passu as against the assets of such Guaranteeing Subsidiary and pari passu with all other present and future Indebtedness of such Guaranteeing Subsidiary which is not expressed to be subordinate or junior in rank to any other Indebtedness of such Guaranteeing Subsidiary (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Agreement securing other Indebtedness insofar as such Indebtedness represents a prior claim in respect of the property or assets secured by such permitted Lien).

                   (f) Governmental Consent. No approval, consent or withholding of objection on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by such Guaranteeing Subsidiary of this Guaranty or compliance by such Guaranteeing Subsidiary with any of the provisions of this Guaranty.

                   (g) Compliance with Law. Such Guaranteeing Subsidiary (i) is not in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (ii) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a Material Adverse Effect. Such Guaranteeing Subsidiary is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal which default could reasonably be expected to have a Material Adverse Effect.



SECTION 6.               GUARANTEEING SUBSIDIARY COVENANTS.

         From and after the date of issuance of the Notes by the Company and continuing so long as any amount remains unpaid thereon each Guaranteeing Subsidiary agrees to comply with the terms and provisions of Sections 5.1 and
5.13 of the Note Agreement as if said Sections were set forth herein in full.

SECTION 7.               SUBMISSION TO JURISDICTION.

         Any legal action or proceeding with respect to this Guaranty or the Notes or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guaranteeing Subsidiary hereby accepts for itself and in respect of its property generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Guaranteeing Subsidiary hereby irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any action or proceeding in such respective jurisdiction.

SECTION 8.               NOTICES.

         All communications provided for herein shall be in writing, and (a) if to the Company or the Guaranteeing Subsidiaries, delivered or mailed prepaid by registered or certified mail or express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), or (b) if to any Purchaser, delivered or mailed prepaid by express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), in any case at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section:


       If to any Noteholder:         To its address for notices appearing in
                                     Schedule I to the Note Agreement, as the
                                     case may be

       If to a Guaranteeing
         Subsidiary:                 To the address listed on Schedule I hereto
                                     for such Guaranteeing Subsidiary

       If to the Company:            Williams-Sonoma, Inc.
                                     3250 VanNess Avenue
                                     San Francisco, California 94109
                                     Attention:  Chief Financial Officer




         (a) This Guaranty may only be amended and/or modified by an instrument in writing signed by the Guaranteeing Subsidiaries and by the Noteholder or Noteholders of at least 51% in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guaranty set forth in this Guaranty or amend the requirements of SECTIONS 2, 3, 4 hereof or amend this SECTION 9. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

         (b) Each Guaranteeing Subsidiary agrees that it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty, the Note Agreement or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by such Guaranteeing Subsidiary and shall be afforded the opportunity of considering the same for a period of not less than 30 days and shall be supplied by such Guaranteeing Subsidiary with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this SECTION 9 shall be delivered by any such Guaranteeing Subsidiary to each Noteholder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. Each Guaranteeing Subsidiary agrees that it will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guaranty, the Note Agreement or the Notes, unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 10.              MISCELLANEOUS.

         (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such



right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Noteholder to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for such Noteholder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

         (b) In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         (c) This Guaranty shall be binding upon the undersigned Guaranteeing Subsidiaries and their respective successors and assigns and shall inure to the benefit of each Noteholder and its successors and assigns so long as its Note remains outstanding and unpaid.

         (d) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.




         In WITNESS WHEREOF, each Guaranteeing Subsidiary has caused this Guaranty Agreement to be duly executed by an authorized officer as of the first day of August, 1995.

                                           WILLIAM-SONOMA STORES, INC.

                                           By   /s/ Russell Solt
                                                -------------------------------
                                                Its Chief Financial Officer and
                                                Secretary

                                           THE POTTERY BARN EAST, INC.

                                           By   /s/ Russell Solt
                                                -------------------------------
                                                Its Chief Financial Officer and
                                                Secretary

                                           GARDENER'S EDEN, INC.

                                           By   /s/ Russell Solt
                                                -------------------------------
                                                Its Chief Financial Officer and
                                                Secretary

                                           HOLD EVERYTHING, INC.

                                           By   /s/ Russell Solt
                                                -------------------------------
                                                Its Chief Financial Officer and
                                                Secretary

                                           CHAMBERS CATALOG COMPANY,
                                             INC.



                                           By   /s/ Russell Solt
                                                -------------------------------
                                                Its Chief Financial Officer and
                                                Secretary


                                       15